October 30, 2012 Quarterly update FY 2012 fourth quarter Exhibit 99.2

Agenda
Introduction
Glen Ponczak, Vice President, Global Investor Relations
Overview
Steve Roell, Chairman and Chief Executive Officer
Business results and financial review
Bruce McDonald, Executive Vice President and Chief Financial Officer
Q&A
FORWARD-LOOKING STATEMENTS
.

Johnson Controls, Inc. has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed "forward-looking statements" within the meaning of the Private
Securities Litigation Reform Act of 1995. In this document, statements regarding future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as
“may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Johnson Controls’ control, that could cause Johnson Controls’ actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, availability of raw materials and component products, currency exchange rates, and cancellation of or changes to commercial contracts, as well as other factors discussed in Item 1A of Part I of Johnson Controls’ most recent Annual Report on Form 10-K for the year ended
September 30, 2011 and Johnson Controls’ subsequent Quarterly Reports on Form 10-Q. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are only made as of the date of this document, and Johnson Controls assumes no obligation, and disclaims any obligation, to update forward-looking statements to reflect events or circumstances occurring after the date of this document.

External factors
North American automotive recovery; offset by
lower European production
Weak Building Efficiency markets globally
U.S. Institutional market down 10%
Negative impact of weather on auto battery aftermarket demand
China demand for Automotive and Buildings remained strong
Foreign currency
Internal factors
Metals performance
Higher pricing associated with scarcity of battery “cores” for recycling
Building Efficiency cost reduction and pricing initiatives
Continued investments to support long-term growth
and margin enhancement
$1.8 billion in capital expenditures
In a mixed macro-economic environment…
Record 2012 full-year revenues and earnings*
*Excluding non-recurring items and pension / retiree medical mark-to-market

2012 full-year results
Record sales and earnings in-line with July 2012 guidance
Sales: $42.0 billion (+6%
excl. foreign exchange
)
vs. $40.8 billion in 2011
Segment income*: $2.6 billion
vs. $2.4 billion in 2011
Net income*: $1.8 billion
vs. $1.7 billion in 2011
EPS*: $2.59 per diluted share
vs. $2.46 in 2011 (+5%)

*Excluding non-recurring items and pension / retiree medical mark-to-market
Achieved fy2012 BE and PS
margin targets*
Building Efficiency
Target entering 2012: 5.6% - 5.8%
Actual 6.0% +70 bps y/y
Power Solutions
Target entering 2012: 13.5% -13.9%
Actual 14.7% +140bps y/y
Automotive Experience
Target entering 2012: 5.3% - 5.5%
Actual 3.8% (40bps) y/y
2012 and 2011 amounts have been restated for
pension / retiree medical accounting change

Entering 2013
Challenging macro-economic environment expected
Mixed global auto production
– North America - low single digit growth
– China - growth decelerating
– Europe - challenging, potentially down double-digit
Global construction markets not expected to improve
– Despite record backlog, orders slowing across most
geographies
Weakening economy in Europe, further complicated by
currency
Slowing growth in Asia, but some improvement in
emerging markets
Moderate improvement in North America battery
aftermarket
Johnson Controls 5

Entering 2013
Johnson Controls
Continued margin expansion across the businesses
expected
– Partially offset by higher tax rate
Significant restructuring activities underway
– Building Efficiency – Europe and South America
– Automotive Experience – Europe
Focus on operational improvements in Automotive
Experience metals and interiors businesses
Automotive Experience reorganization
– Recognizes differences in business models; increases
management capacity to address issues
Continuing to invest for long-term growth and margin
expansion
Johnson Controls

2012 fourth quarter
Sales: $10.4 billion (+1%
excl. foreign exchange
)
vs. $10.8 billion in Q4 2011
Segment income*: $726 million
vs. $741 million in Q4 2011
Net income*: $526 million
vs. $523 million in Q4 2011
EPS*: $0.77 per diluted share
vs. $0.76 in Q4 2011

2012 fourth quarter
Revenue growth lower than
expected due to macro-economic
factors and weak foreign currency
$500 million unfavorable
foreign exchange impact
Strong North American
automotive production, offset
by weakness in Europe
Commercial building markets
weak across all sectors and
geographies
*Excluding non-recurring items and pension / retiree medical mark-to-market

2012 fourth quarter
Building Efficiency
2012 2011
Net sales
(excluding foreign exchange)
$3.8B $4.1B   - 4%
Lower revenues in most segments
– Asia up 7%; GWS up 2%
– North America down 8%
– Europe down 8%
– Middle East down 28%
Segment income* $327M $285M +15%
Benefit of SG&A reductions, restructuring
– Segment margin 8.6%, up 160 bps vs. Q4 2011
Double digit increases in North America service (up 62%)
and North America systems (up 22%)
Weakness in Europe, Middle East

Commercial backlog
and orders
(at September 30, 2012)
Record $5.2B, up 3%
Backlog strongest in
N.A. Systems and Asia
Orders down from 2011
– Weakness across
most markets
*Excluding non-recurring items and pension / retiree medical mark-to-market

2012 fourth quarter
Automotive Experience
2012 2011
Net sales
North America up 13%
Europe down 5%
Asia up 4%
China sales (mostly non-consolidated): up 21% to $1.3 billion
Segment income* $159M $240M -34%
North America up 57%
Asia up 18%
Europe: loss of $68 million vs. $75 million profit in Q4 2011
– Lower volumes
– Operational challenges – metals and interiors
– Commercial negotiations

Fiscal Q4 production
North America up 15%
Europe down 3%
China up 8%
*Excluding non-recurring items and pension / retiree medical mark-to-market
$5.0B $5.1B +3%
(excluding foreign exchange)

2011 fourth quarter
Power Solutions
2012 2011
Net sales $1.6B $1.6B    +6%
excluding
foreign exchange
Sales up 8%, excluding lead and foreign exchange
Total unit shipments up 4%, split evenly between
aftermarket and OEM
– Continued soft aftermarket demand in North America
Increased market share in Europe
Segment income* $240M $216M +11%
Strong operating performance
Benefits of increased vertical integration and improved pricing
Higher acquisition prices for battery “cores”
– Built initial feedstock inventory for S. Carolina recycling facility

Q4 average LME
lead prices
2012: $1,980/ ton
2011: $2,558 / ton
*Excluding non-recurring items and pension / retiree medical mark-to-market

Pension / Retiree Medical Accounting Change
Adopted mark-to-market pension / retiree medical accounting method
2011 2012
Q4 Year Q4 Year
EPS pre-accounting change and one-time items
$0.75 $2.40 $0.75 $2.51
Pension / retiree medical expense reduction
0.01 0.06 0.02 0.08
$0.76 $2.46 $0.77 $2.59

Revised current and prior year financial statements

Fourth quarter 2012
Financial highlights
(in millions)
2012
(excluding items*)
2011
(excluding items*)
%
change
2012
(reported)
2011
(revised)
Sales $10,392 $10,788 -4% $10,392 $10,788
Gross profit
% of sales
1,621
15.6%
1,734
16.1%
-7% 1,588
15.3%
1,614
15.0%
SG&A expenses 966 1,071 -10% 1,380 1,473
Equity income 71 78 -9% 71 115
Segment income $726 $741 -2% $279 $256
7.0% 6.9% 2.7% 2.4%
Sales –
Excluding FX, sales up 1%
(Euro/dollar average exchange rate at $1.25 in Q4 2012 vs. $1.41 in 2011)
Gross
profit –
Operational challenges in European automotive business
SG&A – 60 bps improvement vs. prior year as a percentage of sales; cost reduction initiatives across all businesses; restructuring activities initiated
Equity
income –
Strong operating performance in 2011; profitability exceptionally high
*2012 Q4 items: 1) Restructuring charge of $245m ($228m after-tax). 2) Non-cash mark-to-market charge of $447m ($271m after-tax) associated with pension and retiree medical accounting policy change. 3) $35m tax charge related to the discontinuing of lead-processing operations at its Shanghai, China battery plant.
2011 Q4 items: 1) Revised to include a non-cash mark-to-market charge of $479m ($313m after-tax) associated with pension and retiree medical accounting policy change.
2) Restructuring charges, an equity affiliate net gain and tax valuation allowance releases with a net positive impact of $0.03 per diluted share.

Fourth quarter 2012
Financial highlights
Financing – Higher debt levels associated with December 2011 bond issuance
Income tax provision – Underlying 2012 tax rate of 16% vs. 19% in 2011
(in millions, except earnings per share)
2012*
(excluding
items)
2011*
(excluding
items)
2012
(reported)
2011
(revised)
Segment income $726 $741 $279 $256
Restructuring costs 245
Financing charges - net 62 50 62 50
Income before taxes 664 691 (28) 206
Income tax provision (benefit) 109 133 (49) (63)
Net income 555 558 21 269
Income attributable to non-controlling interests 29 35 29 35
Net income attributable to JCI $526 $523 ($8) $234
Diluted earnings per share $0.77 $0.76 ($0.01) $0.34

*2012 Q4 items: 1) Restructuring charge of $245m ($228m after-tax). 2) Non-cash mark-to-market charge of $447m ($271m after-tax) associated with pension and retiree medical accounting policy change. 3) $35m tax charge related to the discontinuing of lead-processing operations at its Shanghai, China battery plant.
2011 Q4 items: 1) Revised to include a non-cash mark-to-market charge of $479m ($313m after-tax) associated with pension and retiree medical accounting policy change.
2) Restructuring charges, an equity affiliate net gain and tax valuation allowance releases with a net positive impact of $0.03 per diluted share.s

Balance sheet

Q4 cash provided by operations
of $794 million compared to $587 million
in 2011
Pension and post-retirement funding
– $414m funded in FY12
– Net unfunded liability $1.2b at 9/30/12
Improved trade working capital performance
2013 capital expenditures to support strategic
initiatives
Strong balance sheet
Net debt / total capitalization:
33% at year-end

Q4 restructuring
Restructuring charge of $245 million
– $228 million after tax
– Net charge of $0.33 share
Actions expected to be completed by the
end of fiscal 2014
$120 million in anticipated net savings
in 2013

Europe: 81% of cash charges
Cash severance
Asset write-off
Other cash

2013 outlook
A challenging year

First half expectations
Flat / lower revenue
Europe softening
Low business confidence
Currency headwind
Uncertain N.A. battery aftermarket demand
Non-qualifying restructuring-related  costs
(- $0.08-$0.10) EPS impact
Higher 2013 effective tax rate: 20%
Pace of Europe operational improvements
Battery core acquisition costs
Expect 2013 full-year earnings
to be flat to slightly higher
than 2012
First half significantly lower y/y
Second half higher y/y
2013 guidance to be provided
on December 19, 2012
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